SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                                 FORM 8-K/A

                             (AMENDMENT NO. 2)

                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported)  June 9, 1998


                            L. B. FOSTER COMPANY

         (Exact name of registrant as specified in its charter)


   PENNSYLVANIA                0-1043             25-13224733

(State or jurisdiction  (Commission File No.)   (IRS Employer
of incorporation)                             Identification No.)


Registrant's telephone number,
including area code            412-928-3417



______________________________________________________________

(Former name or former address, if changed since last report.

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Item 7.  Financial Statements and Exhibits.

(b)    Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements are filed with this report:

Pro Forma Condensed Consolidated Balance Sheet as
of March 31, 1998                                       Page 3

Pro Forma Condensed Consolidated Statement of
Income:

    Year Ended December 31, 1997                        Page 4
    Three Months Ended March 31, 1998                   Page 5


The Pro Forma Condensed Consolidated Balance Sheet of the Registrant as of March 31, 1998 reflects the financial position of the Registrant after giving effect to the sale of certain assets of the Fosterweld Division of L. B. Foster Company, and assumes the sale took place on March 31, 1998. The Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1997 and three months ended March 31, 1998 assume that the sale occurred on January 1, 1997.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant based upon the assumptions required. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of future financial position or future results of operations of the Registrant, or of the financial position or results of operations of the Registrant that would have actually occurred had the transaction been in effect for the periods presented.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Registrant.

(c)    Exhibits

        (10)  Asset Purchase Agreement, dated as of June 5,
1998, by and among the Registrant and Northwest Pipe Company as filed on Form 8-K, June 18, 1998.

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                                SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.



                                L. B. FOSTER COMPANY

                                By:/s/ Roger F. Nejes
                              ___________________________
                                       Roger F. Nejes

                                Title: Senior Vice President and
                                       Chief Financial Officer

Pro Forma Financial Information
L.B. Foster Company
Pro Forma Condensed Consolidated Balance Sheet
March 31, 1998
(Unaudited, in thousands)

                               Fosterweld
Assets             Historical   Division   Adjustments   Total
---------------------------------------------------------------
Current Assets:
Cash and Cash
 Equivalents       $  1,841                            $  1,841
Accounts Receivable  46,010     (2,633)                  43,377
Inventories          41,486     (1,389)                  40,097
Property Held for
 Resale               3,256     (3,256)                       0
Other Current Assets    766                                 766
---------------------------------------------------------------
  Total Current
   Assets            93,359     (7,278)                  86,081

Property, Plant and
 Equipment-at cost   20,276                              20,276
Property Held for
 Resale                 615                                 615
Goodwill and
 Intangibles          4,370                               4,370
Investments           1,693                               1,693
Other Assets          3,386                               3,386
---------------------------------------------------------------
  Total Assets     $123,699    ($7,278)     $    0     $116,421

---------------------------------------------------------------
---------------------------------------------------------------
Liabilities and Stockholders' Equity
---------------------------------------------------------------
Current Liabilities:
Short-term borrow-
 ings               $ 1,287                            $  1,287
Current maturities
 of long-term debt   10,500                  (8,798)(a)   1,702
Accounts Payable
 -trade              14,929      (180)                   14,749
Other accrued
 liabilities          4,212                     700 (b)   4,912
---------------------------------------------------------------
  Total Current
   Liabilities       30,928      (180)       (8,098)     22,650


Long-Term Debt       19,251                              19,251
---------------------------------------------------------------
Other Long Term
 Liabilities          2,687                               2,687
---------------------------------------------------------------
Stockholders' Equity:
Class A Common stock    102                                 102
Paid-in capital      35,500                              35,500
Retained earnings    36,331                  1,000 (c)   37,331
Treasury stock       (1,100)                             (1,100)
---------------------------------------------------------------
  Total Stockholders'
   Equity            70,833            0     1,000       71,833
---------------------------------------------------------------
Total Liabilities
 and Stockholders'
 Equity            $123,699        ($180)  ($7,098)    $116,421
---------------------------------------------------------------
---------------------------------------------------------------

  (a) Decrease from reduced revolving credit borrowings
  (b) Increase for estimated tax at statutory rates
  (c) Increase for estimated net profit prior to final adjusted inventory purchase price

Pro Forma Financial Information
L. B. Foster Company
Pro Forma Condensed Consolidated Statement of Income
Twelve Months Ended December 31, 1997
(Unaudited, in thousands, except per share amounts)


                            Fosterweld
                Historical   Division    Adjustments    Total
---------------------------------------------------------------
Net Sales       $220,343     ($12,225)                 $208,118
---------------------------------------------------------------
Costs and Expenses:
Cost of goods
 sold            191,266      (10,421)                  180,845
Selling and ad-
 ministrative
 expenses         21,913         (486)      (145)(a)     21,282
Interest expense   2,495                    (171)(b)      2,324
Other (income)
 expense            (475)          47                      (428)
---------------------------------------------------------------
                 215,199      (10,860)      (316)       204,023
---------------------------------------------------------------
Income Before
 Income Taxes      5,144       (1,365)       316          4,095

Income Tax Expense 1,857                     399 (c)      1,458
---------------------------------------------------------------
Net Income        $3,287      ($1,365)      $715         $2,637
---------------------------------------------------------------
---------------------------------------------------------------
Basic Earnings
 per Common Share $ 0.32                                 $ 0.26

Diluted Earnings
 per Common Share $ 0.32                                 $ 0.26

  (a) Decrease from performance related accruals
  (b) Decrease from reduced revolving credit borrowings
  (c) Income tax applied at statutory rates

Pro Forma Financial Information
L. B. Foster Company
Pro Forma Condensed Consolidated Statement of Income
Three Months Ended March 31, 1998
(Unaudited, in thousands, except per share amounts)


                            Fosterweld
                Historical   Division    Adjustments    Total
---------------------------------------------------------------
Net Sales        $49,341     ($2,157)                 $47,184
---------------------------------------------------------------
Costs and Expenses:
Cost of goods
 sold             42,247      (1,817)                   40,430
Selling and ad-
 ministrative
 expenses          5,656        (117)      (41) (a)      5,498
Interest expense     590                   (34) (b)        556
Other (income)
 expense            (333)         19                      (314)
---------------------------------------------------------------
                  48,160      (1,915)      (75)         46,170
---------------------------------------------------------------
Income Before
 Income Taxes      1,181        (242)       75           1,014

Income Tax Expense   475                    63  (c)        412
---------------------------------------------------------------
Net Income        $  706      ($  242)    $138         $   602
---------------------------------------------------------------
---------------------------------------------------------------
Basic Earnings
 per Common Share $ 0.07                               $  0.06

Diluted Earnings
 per Common Share $ 0.07                               $  0.06

  (a) Decrease from performance related accruals
  (b) Decrease from reduced revolving credit borrowings
  (c) Income tax applied at statutory rates

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